         N U M B E R                                      S H A R E S

REGI
                   [LOGO OF THE REGISTRY, INC. APPEARS HERE]
        COMMON STOCK                                    SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY
       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
                                                       CUSIP 75913U 10 1

THIS CERTIFIES THAT








Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

                              THE REGISTRY, INC.
transferable on the books of the Company by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the Commonwealth of Massachusetts and the provisions of the Articles of Organization and the Bylaws of the Company as amended from time to time, to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

        COUNTERSIGNED AND REGISTERED
              THE FIRST NATIONAL BANK OF BOSTON
                                     TRANSFER AGENT
                                      AND REGISTRAR
       BY
                               AUTHORIZED SIGNATURE


                   [SEAL OF THE REGISTRY, INC. APPEARS HERE]



                            /s/ G. Drew Conway

                                                         CHIEF EXECUTIVE OFFICER
                                                                   AND PRESIDENT

                            /s/ Robert E. Foley

                                                         CHIEF FINANCIAL OFFICER
                                                                   AND TREASURER

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                              THE REGISTRY, INC.

     THE CORPORATION AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE, THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF EACH CLASS OF STOCK AND SERIES THEREOF, IF ANY, AUTHORIZED TO BE ISSUED.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT/TRAN MIN ACT - __________ Custodian __________
                           (Cust)               (Minor)
                         under Uniform Gifts/Transfers to Minors
                         Act ____________________
                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------
|                                     |
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

- --------------------------------------------------------------------------------

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- ------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,_________________



                                  _____________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


_____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.